VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 7

           VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUST, SERIES 92

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of the Trust from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.


Supplement Dated:  May 8, 2002